                                                                  Exhibit 99.1


[ZOLTEK logo]
FOR IMMEDIATE RELEASE
---------------------

                 ZOLTEK FORMS NEW COMPANY TO SPEED DEVELOPMENT
                 ---------------------------------------------
                    OF HIGH-VOLUME AUTOMOTIVE APPLICATIONS
                    --------------------------------------


         ST. LOUIS, MISSOURI -- APRIL 12, 2010 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today announced the formation of a new subsidiary, called Zoltek Automotive, Inc., to speed the development of high-volume applications for lightweight carbon fibers within the automotive industry. More than a dozen Zoltek engineers and technicians from across Zoltek's existing business, as well as Zoltek's globally positioned sales people, will be joined in the new company by two highly regarded experts in automotive composite applications who will lead the Zoltek Automotive group in this effort.

         "We have long identified the automotive industry as the biggest single potential user of our low-cost, high-performance carbon fibers," Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer noted. "While Zoltek has been active in developing automotive applications for carbon fibers for many years, the launch of Zoltek Automotive represents a new initiative to more closely align our development activities with the market opportunities we have identified. We have successfully demonstrated our ability to provide high-volume customers with assured long-term supply of carbon fibers at reliable low costs. As a result, we were able to unlock the first big commercial application for carbon fibers-wind energy- producing the largest and most efficient wind turbine blades. The Zoltek Automotive initiative is established to take the next step in facilitating adoption of carbon fibers by customers in the automotive field. Our objective is to apply Zoltek Automotive's expertise to make the adaptation of carbon fibers technology and processes easy and efficient by developing new production methods that will enable customers to fabricate cost-effective carbon fiber intermediate products."

         Rumy pointed out that while the use of carbon fibers in large wind turbine blades, building a unidirectional beam, is "relatively simple," the use of carbon fiber composite in the automotive field is a much more complex proposition. "To speed development," Rumy said, "we need to provide the auto-makers and their top-tier suppliers with a comprehensive set of solutions to their needs - everything from reliable supply at predictable low costs and process technology, to design and analysis, to testing, and to fabrication and manufacturing of a wide assortment of composite parts and structures. Zoltek Automotive will provide a 360 degree view of what needs to be done at every step of the way. The new company will define automotive application opportunities, develop approaches to successfully

[ZOLTEK logo]
Forms New Company To Speed Development Of High-Volume Automotive Applications Page 2
April 12, 2010

------------------------------------------------------------------------------

demonstrate these applications, and develop and implement them into high-volume production either by itself or by partnering with other like-minded partner companies."

         Zoltek has appointed David Stewart, founder of Stewart Automotive Research, to be the chief executive, and Martin O'Connor to be the president of Zoltek Automotive. Stewart has worked with many of the world's top automakers, oil and gas companies and semiconductor companies in analysis and quality control needed for introducing new materials and processes into mass production. His work has included detailed analysis and computer cost modeling for auto companies in the area of composites. O'Connor, who served as director of McLaren Composites for four years, has a wealth of experience in the composites industry gained from long experience in Formula 1 racing and working on super-car programs. In addition, he has set up a number of companies and carried out extensive consulting work for major composites companies in Europe and Asia developing business strategies, new products and technical partners.

         "The value proposition and regulatory environment for carbon fiber automotive components have never been better," Stewart said. "There is a large and rapidly growing range of applications where these materials are ready to come out of the laboratory and into high-volume production. Our goal at Zoltek Automotive is to combine the materials expertise of Zoltek Companies, Inc. with the automotive analysis tools, testing capabilities, and process knowledge of Stewart Research to match emerging light-weighting opportunities with the right composite designs and manufacturing processes."

         Zoltek Automotive will be based in St. Louis at the Zoltek Companies, Inc. headquarters. Rumy said that Zoltek Automotive will be funded through Zoltek Companies, Inc. research and development budget, he said, "Going forward, we are targeting our research and development spend at between six to eight percent of our total revenues, and most of that will be concentrated on downstream product development, including the activities that will take place in Zoltek Automotive."

                       FOR FURTHER INFORMATION CONTACT:

                         ZSOLT RUMY, CHAIRMAN AND CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

[ZOLTEK logo]
Forms New Company To Speed Development Of High-Volume Automotive Applications Page 3
April 12, 2010

------------------------------------------------------------------------------

This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully adapt to recessionary conditions in the global economy and the slowdown in order rates from our wind energy customers;
(2) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers; (3) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers;
(4) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (5) maintain profitable operations; (6) increase or maintain our borrowing at acceptable costs; (7) manage changes in customers' forecasted requirements for our products; (8) continue investing in application and market development for a range of applications; (9) manufacture low-cost carbon fibers and profitably market them despite fluctuations in raw material and energy costs; (10) successfully operate our Mexican facility to produce acrylic fiber precursor and carbon fibers; (11) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (12) successfully continue operations at our Hungarian facility if natural gas supply disruptions occur; (13) successfully prosecute patent litigation; (14) successfully implement and coordinate our alliance with Global Blade Technology; (15) successfully facilitate adoption of our carbon fibers by the auto industry for use in high-volume applications; and
(16) manage the risks identified under "Risk Factors" in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.